UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 19, 2018

Entegra Financial Corp.

(Exact name of registrant as specified in its charter)

North Carolina	001-35302	45-2460660
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 One Center Court, Franklin, North Carolina 28734

(Address of principal executive offices) (Zip Code)

(828) 524-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On April 19, 2018, Entegra Financial Corp. (the “Registrant”), the holding company for Entegra Bank, issued a press release announcing its financial results for the three months ended March 31, 2018. In connection with issuing the press release, on April 20, 2018 at 8:30 am ET, the Registrant intends to hold a conference call to discuss the press release.

A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is filed herewith:

Item	Description

99.1	Press Release dated April 19, 2018 (furnished pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEGRA FINANCIAL CORP.

Date: April 19, 2018	By:	/s/ David A. Bright
David A. Bright
Chief Financial Officer

Exhibit Index

99.1	Press Release dated April 19, 2018 (furnished pursuant to Item 2.02).